EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter S. Fuhrman, hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

      (i) The accompanying annual report on Form 10-KSB for the fiscal year ended December 31, 2003, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      (ii) The information in such report fairly presents, in all material respects, the financial condition and results of operations of Billy Dead, Inc. (the "Company").

This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.

Date: April 13, 2004

                       /s/ PETER S. FUHRMAN
                           ----------------
                           Peter S. Fuhrman, Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


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